Fees Summary	Mar. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	606,356.34
Total Transaction Valuation	3,960,524,732.8
Total Offset Amount	0
Net Fee	$ 606,356.34